SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)              DECEMBER 20, 2000
                                                        -----------------------


                             SAF T LOK INCORPORATED
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)



        1-11968                                          65-0142837
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(Commission File Number)                    (IRS Employer Identification Number)


             1101 NORTHPOINT PARKWAY, WEST PALM BEACH, FLORIDA
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                    (Address of principal executive offices)

                                      33407
                                   ----------
                                   (Zip Code)


Registrant's Telephone Number, Including Area Code:  (561) 478-5625
                                                     --------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS
                  ------------

         On December 20, 2000, pursuant to an Offer of Settlement made by Saf T Lok Incorporated (the "Company"), the Securities and Exchange Commission and the Company reached a settlement with respect to the Division of Enforcement's investigation of the Company that began in mid-1998.

         As part of the settlement, and solely for the purpose of proceedings with the Commission, the Company, without admitting or denying the Commission's findings, consented to the entry of the Commission's findings and the entry of the Commission's Order Instituting Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934 And Imposing Cease and Desist Order (Litigation Release No.16835; Administrative File No. 3-10395, December 20, 2000). Specifically, the Commission found that certain of the Company's press releases and public filings made in 1997 and 1998 concerning a 1997 private equity offering and various business arrangements violated Sections 10(b) and 13(a) of the Exchange Act and Rules 10b-5, 12b-20, 13a-11, and 13a-13 thereunder. The Commission likewise found that the Company violated the Exchange Act with respect to inaccurate projections contained in a 1998 analyst's report that the Company had reviewed and for which it paid a fee. The Commission's Order prohibits the Company from committing or causing any future violations of the statutes and rules referred to herein.

         Simultaneously, the Company's president, Franklin Brooks, and former president, John Gardner, settled the Commission's claims against them with respect to the matters described above. Messrs. Brooks and Gardner, without admitting or denying the allegations set forth in the Commission's complaint (Civ. No. 00-9110, United States District Court for the Southern District of Florida, Miami Division (filed December 20, 2000)) consented to the entry of final judgment permanently enjoining them from future violations of the statutes and rules referred to herein and imposing civil penalties against each of them in the amount of $55,000. In accordance with Florida law and the Company's settlement agreement with Mr. Gardner concerning the termination of his employment, a committee of the Company's board of directors not including Messrs. Brooks or Gardner has concluded that Messrs. Brooks and Gardner had acted in good faith and that the Company should reimburse them for the penalties. The Company also provided Messrs. Brooks and Gardner a legal defense.

Item 7.           EXHIBITS
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99.1     PRESS RELEASE DATED DECEMBER 21, 2000

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SAF T LOK INCORPORATED


                                       By: /s/ FRANKLIN W. BROOKS
                                           -------------------------------------
                                           Franklin W. Brooks
                                           President and Chief Executive Officer


Date:    DECEMBER 21, 2000